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                                                                    EXHIBIT 10.3
COMERICA BANK



                               September 29, 2000



Prestolite Electric Incorporated
2100 Commonwealth Boulevard
Suite 300
Ann Arbor, Michigan 48105

Ladies and Gentlemen:

          This letter, when signed by Prestolite Electric Incorporated ("Company"), will constitute our agreement concerning the issuance by Comerica Bank ("Bank") of standby letters of credit for the account of Company.

          The Bank may issue, from time to time until January 31, 2002, standby letters of credit for the account of Company in an aggregate face amount not to exceed $2,000,000; provided. however, that the sum of the aggregate amount of advances outstanding under the $5,000,000 Master Revolving Note dated as of the date hereof from Company as maker to Bank as payee ("Note") plus the aggregate face amount of all outstanding letters of credit issued pursuant to this letter plus the aggregate face amount of all outstanding letters of credit issued for the account of Company pursuant to the $5,000,000 letter agreement dated as of date hereof between Company and Bank shall not exceed the lesser of $7,000,000 or the advance formula as determined in the Advance Formula Agreement dated as of the date hereof between Company and Bank; provided further, that no letter of credit shall, by its terms, have an expiration date which extends beyond the earlier to occur of one year after issuance or January 31, 2002 and provided further, that in the event any letter of credit has an expiration date later than January 31, 2002, Company shall deliver to Bank on demand cash collateral in an amount equal to the maximum undrawn amount of such letter of credit. The issuance of any letters of credit shall be subject to the terms and conditions of any letter of credit applications and agreements executed and delivered by the Company to the Bank with respect thereto. The Company shall pay to the Bank annually in advance a fee of two percent (2%) per annum of the face amount of each such letter of credit. No letter of credit shall he issued during the continuance of a Default under the Note.



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Prestolite Electric Incorporated
September 29, 2000
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          If the foregoing clearly sets forth our understanding regarding these matters, please sign this letter were indicated and return it to me.

                                    Very truly yours,

                                    /s/ Peggy A. Cummins
                                    --------------------


                                    Peggy A. Cummins
                                    First Vice President


Acknowledged and agreed to as of the date set forth above:
PRESTOLITE ELECTRIC INCORPORATED

By:  /s/  Kenneth C. Cornelius
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Its:
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By:  /s/ Dennis P. Chelminski
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Its:
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                            REAFFIRMATION OF GUARANTY

          The undersigned reaffirms and ratifies all of its obligations to the Bank under or in respect of the Guaranty dated October 25, 1994, executed and delivered by the undersigned to the Bank.

                                    PRESTOLITE ELECTRIC HOLDING, INC.

                                    By:  /s/  Kenneth C. Cornelius
                                         -------------------------

                                    Its:
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